NOTE 2- Significant Accounting Policies: w. Cost of revenues (Policies)	12 Months Ended
Dec. 31, 2025
Policies
w. Cost of revenues:

w.   Cost of revenues:

The cost of revenues consists of costs associated with manufacturing the goods sold by the Company in the period. Costs of revenues include direct costs, such as labor and raw materials, or indirect costs, such as machinery depreciation, warehouse utilities, stock-based compensation, and amortization of right of use assets.

The Company includes in the cost of revenues also referral fees and fulfillment expenditures which consist of receiving, segregating and storing the goods, picking, packing and shipping the goods and any reverse logistics when a return from customers occurred.